UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report: March 23, 2005
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



               Nevada                0-17371           88-0182808
          (State or other          (Commission      (I.R.S. Employer
            jurisdiction          File Number)       Identification
        of incorporation or                             Number)
           organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 488-1304
              (Registrant's telephone number, including area code)

Item 7.01.  Regulation FD Disclosure.

      On March 23, 2005, Quest Resource Corporation issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

      The following material is furnished pursuant to Item 9.01 as an exhibit to this Current Report on Form 8-K announcing its natural gas reserves as of December 31, 2004.

      (c) Exhibits

      Exhibit Number    Description
      --------------    -----------

         99.1 Press release of Quest Resource Corporation issued March 23, 2005

                            SIGNATURES
                            ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               QUEST RESOURCE CORPORATION



                               By: /s/ Jerry D. Cash
                                  --------------------------
                                    Jerry D. Cash
                                    Chief Executive Officer

      Date:  March 23, 2005







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